UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 20, 2010

DEPOMED, INC.

(Exact name of registrant as specified in its charter)

001-13111

(Commission File Number)

California	94-3229046
(State or other jurisdiction of	(I.R.S. Employer Identification No.)
incorporation)

1360 O’Brien Drive, Menlo Park, California  94025

(Address of principal executive offices, with zip code)

(650) 462-5900

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

Depomed, Inc. (“the Company”) held its Annual Meeting of Shareholders on May 20, 2010 to consider and vote on the following proposals: (i) the election of directors until the next annual meeting of shareholders (Proposal 1); (ii) an amendment of the 2004 Equity Incentive Plan (the “2004 Plan”) to increase the number of shares of common stock issuable under the 2004 Plan by an additional 2,500,000 shares to an aggregate of 9,250,000 shares (Proposal 2); (iii) an amendment of the 2004 Employee Stock Purchase Plan (the “ESPP”) to increase the number of shares issuable under the ESPP by an additional 500,000 shares to an aggregate of 1,500,000 shares (Proposal 3); and (iv) the ratification of Ernst & Young LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2010 (Proposal 4).

Proposal 1:   The shareholders of Depomed elected eight directors to serve until the next annual meeting of shareholders.  The votes regarding the election of directors were as follows:

	Votes For	Votes Withheld	Broker Non-Votes
Peter D. Staple.	28,960,958	79,152	15,209,436
G. Steven Burrill	28,921,745	118,365	15,209,436
Karen A. Dawes	28,961,158	78,952	15,209,436
Carl A. Pelzel	28,072,404	967,706	15,209,436
James A. Schoeneck	28,960,663	79,447	15,209,436
Craig R. Smith, M.D	28,487,839	552,271	15,209,436
Julian N. Stern	28,075,287	964,823	15,209,436
David B. Zenoff, D.B.A.	28,804,876	235,234	15,209,436

Proposal 2:  The shareholders of Depomed approved the amendment of the 2004 Plan to increase the number of shares of common stock issuable under the 2004 Plan by an additional 2,500,000 shares to an aggregate of 9,250,000 shares with the following votes:

For	26,674,952
Against	2,251,019
Abstain	114,139
Broker Non-Votes	15,209,436

Proposal 3:  The shareholders of Depomed approved the amendment of the ESPP to increase the number of shares issuable under the ESPP by an additional 500,000 shares to an aggregate of 1,500,000 shares with the following votes:

For	27,559,829
Against	1,472,424
Abstain	7,857
Broker Non-Votes	15,209,436

Proposal 4:  The shareholders of Depomed approved the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2010 with the following votes:

For	43,886,297
Against	354,878
Abstain	8,371

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEPOMED, INC.

Date: May 24, 2010	By:	/s/ Matthew M. Gosling
Matthew M. Gosling
Vice President and General Counsel